CDW

COMMON STOCK

SHARES

CDW

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 12514G 10 8

THIS CERTIFIES THAT

SPECIMEN

IS THE RECORD HOLDER OF

Fully paid and Non-Assessable Shares of Common Stock, $0.01 par value per share, of

CDW CORPORATION

transferable on the books of the Corporation in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile signatures of the duly authorized officers of the Corporation.

DATED:

SECRETARY

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(Brooklyn, NY)
TRANSFER AGENT AND REGISTRAR

By

AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT– ________ Custodian ________
(Cust) (Minor)
under Uniform Gifts to Minors
Act ________
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNEE

____

____

SPECIMEN

______________________________ Shares

of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

______________________________ Attorney

to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated: ______________________________

X______________________________

X______________________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By______________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.